Crescent Fund
                       1999 Avenue of the Stars, Ste.1950
                              Los Angeles, CA 90067
                            Notice of Special Meeting



         To the Shareholders of Crescent Fund, a portfolio of Professionally Managed Portfolios, for a Special Meeting of the Fund to be held February 29, 1996:

         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Crescent Fund (the "Fund"), a separate series of Professionally Managed Portfolios (the "Trust"), will be held February 29, 1996 at 10:00 a.m., Pacific Time, at the offices of the Fund set forth above. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:


1. To approve or disapprove a new investment advisory agreement between the Fund and First Pacific Advisors, Inc., ("FPA") pursuant to which FPA will act as adviser with respect to the assets of the Fund, to become effective upon FPA's planned employment of Mr. Steven Romick, currently Chairman, Chief Financial Officer and co-owner of Crescent Management ("Crescent"), the Adviser to the Fund.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on January 31, 1996 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                            By Order of the Board of Trustees

                                  Robin Berger
                                    Secretary


February 12, 1996

                                  Crescent Fund
                       1999 Avenue of the Stars, Ste.1950
                              Los Angeles, CA 90067

                                 PROXY STATEMENT


         To the Shareholders of Crescent Fund, a portfolio of Professionally Managed Portfolios, for a Special Meeting of the Fund to be held February 29, 1996:

         This Proxy Statement is furnished by Crescent Fund (the "Fund") to its shareholders and on behalf of the Board of Trustees of Professionally Managed Portfolios (the "Trust") of which the Fund is a portfolio, in connection with the Fund's solicitation of voting instructions for use at a Special Meeting of Shareholders(the "Meeting") to be held on February 29, 1996, at 10:00 a.m., Pacific Time, at the offices of the Fund listed above for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is February 15, 1996. At the Meeting the shareholders of the Fund will be asked:

         (1) To approve or disapprove a new investment advisory agreement between the Fund and First Pacific Advisors, Inc. ("FPA") pursuant to which FPA will act as adviser with respect to the assets of the Fund, to become effective upon FPA's planned employment of Mr. Steven
          Romick, currently Chairman, Chief Financial Officer and co-owner of Crescent Management, the Fund's current investment adviser (the "Adviser"); and

         (2) To transact such other business as may properly come before the Meeting or any adjournments thereof.


         The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares of the Fund held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Fund or the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with this solicitation and the Meeting will be borne by the Adviser and not by the Fund or the Trust.

         Shareholders of the Fund at the close of business on January 31, 1996 will be entitled to be present and vote at the Meeting. As of that date, there were 1,673,906.265 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $21,169,891.73.

         To the knowledge of the Fund's management, as of January 31, 1996 the officers and trustees of the Trust and the Adviser own, as a group, less than 1% of the shares of the Fund. Principals of the Adviser, however, have the ability to direct the voting of shares in the Crescent Multi-Advisor Fund, L.P., which constitute 14.31% of the Fund's outstanding shares as of the record date, and it is expected that such shares will be voted in favor of the proposal. Except for shares held by this partnership, to the knowledge of Fund management, the officers and trustees of the Trust and Adviser own less than 1% of the shares of the Fund.

         To the knowledge of the Fund's management, as of January 31, 1996, the only other persons owning beneficially more than 5% of the outstanding shares of the Fund were as follows:

D.I. Sofro, Trustee, D. Sofro Trust                 14.31%

Maple Group, A. Kallis, Gen Partner                  6.22%

         The Fund is a portfolio or "series" of Professionally Managed Portfolios (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts. The Trust is registered, as an open-end management investment company under the Investment Company Act of 1940. The Fund's investment adviser is Crescent Management, 1999 Avenue of the Stars, Ste. 1950, Los Angeles, CA 90067. The Fund's principal underwriter is First Fund Distributors, Inc., and its administrator is Southampton Investment Management Company, Inc. both with offices at 4455 East Camelback, Suite 261E, Phoenix, Arizona 85018.

         The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR the proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.


                                       APPROVAL OR DISAPPROVAL OF INVESTMENT
                                            ADVISORY AGREEMENT BETWEEN
                                     THE FUND AND FIRST PACIFIC ADVISORS, INC.

Background

         General. The Meeting has been called for the purpose of considering a new advisory agreement for the Fund as a result of a proposed transaction (the "Proposed Transaction") whereby First Pacific Advisors, Inc., ("FPA"), will become investment adviser to the Fund upon the employment by FPA of Mr. Steven Romick, currently Chairman, Chief Financial Officer and co-owner of

Crescent Management, (the "Adviser"), which has served as investment adviser to the Fund since its inception on June 2, 1993. Shareholders are being asked to approve a new advisory agreement (the "New Advisory Agreement") embodying the same terms and fees with FPA as exist under the current investment advisory agreement with the Adviser. The Trust's Board of Trustees at an in-person meeting held on January 19, 1996 approved the New Advisory Agreement, subject to approval by the shareholders of the Fund, to become effective on the date of such approval.

Existing Advisory Agreement

         The Adviser currently serves as adviser for the Portfolio under an investment advisory agreement (the "Existing Advisory Agreement") dated June 2, 1993. The Board of Trustees of the Fund, including a majority of the "non-interested" Trustees, most recently approved continuation of the Existing Advisory Agreement on May 19, 1995. Under the Existing Advisory Agreement, the Adviser is entitled to receive from the Fund a monthly advisory fee based upon the average daily net assets of the Fund at the annual rate of 1.00%. During the fiscal year ended March 31, 1995, the Fund paid investment advisory fees of $132,616 to the Adviser.

New Advisory Agreement

         Except for different effective and termination dates, the terms of the New Advisory Agreement with FPA are identical in all respects to the terms of the Existing Advisory Agreement. A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

         Under the New Advisory Agreement, FPA will provide certain investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Portfolio, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and any rules thereunder, the governing documents of the Trust, the fundamental policies of the Fund, as reflected in its registration statement, and any policies and determinations of the Board of Trustees of the Trust.

         As compensation for its services to the Fund under the New Advisory Agreement, FPA will be entitled to receive from the Fund fees calculated at the same rate as those charged under the Existing Advisory Agreement described above. The New Advisory Agreement will continue in effect for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act and the rules thereunder) of the Fund, and
(3) in either event by a majority of the Trustees who are not parties to the New Advisory Agreement or interested persons of the Trust or of any such party. The New Advisory Agreement provides that it may be terminated at any time, without penalty, by either party upon 60 days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Trustees of the Trust, or by a vote of holders of a majority of the shares of the Fund.

         FPA will provide, at its expense, personnel to serve as officers of the Fund who are affiliated persons of the Adviser, and office space, facilities and equipment for carrying out its duties under the New Advisory Agreement. All other expenses incurred in the operation of the Fund will be borne by the Fund. Expenses incurred by the Fund include brokerage commissions on portfolio transactions, fees and expenses of trustees not affiliated with FPA, taxes, transfer agent fees, dividend disbursement and reinvestment and custodian fees, auditing and legal fees, the cost of printing and mailing reports and proxy materials to shareholders, expense of trade association memberships, and fees of the Fund's Administrator.

         The New Advisory Agreement includes a provision for a reduction in the fee paid to FPA in the amount by which certain defined operating expenses of the Fund (including such advisory fee) for any fiscal year exceed the limits set by applicable regulations in states where the Fund's shares are registered or qualified for sale. Operating expenses, as defined in the New Advisory Agreement, exclude (i) interest, (ii) taxes, (iii) expenditures for brokerage services, (iv) any extraordinary expenses and (v) sales charges and any distribution fees.

         The New Advisory Agreement provides that FPA shall have no liability to the Fund or any shareholders of the Fund for any act or omission in the course of or in connection with rendering services under the Agreement, including any error of judgment, mistake of law or any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of FPA of its duties under the New Advisory Agreement ("Disabling Conduct"), and except to the extent specified in
Section 36(b) of the Investment Company Act with respect to loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services. The New Advisory Agreement provides that the Fund shall indemnify FPA and its employees, officers and directors from any liability arising from the Fund's conduct under the New

Advisory Agreement, except for Disabling Conduct, to the extent permitted by the Fund's governing documents and applicable law.

Background of the Transaction


         The Adviser has been in the investment advisory business since 1990, and currently provides investment advisory services to individual and institutional accounts with a value in excess of $90,000,000. The Adviser was founded and is co-owned by Mr. Steven Romick and Mr. Matthew Kallis. Messrs. Romick and Kallis recently determined not to continue the business of the Adviser and it is contemplated that in the near future, the Adviser will cease business operations. As a consequence of the decision not to continue the Advisor's business, Mr. Romick and FPA reached an agreement where by FPA would employ Mr. Romick and FPA also agreed to become investment adviser to the Fund under the New Agreement. It is contemplated that Mr. Romick will continue to be responsible for management of the Fund's portfolio. No payment or other compensation was provided to the Adviser or Messrs. Romick or Kallis in consideration of FPA's agreement to become investment adviser to the Fund.


Information about FPA

         FPA, together with its predecessors, has been in the investment advisory business since 1954. Presently, FPA manages assets of approximately $4.0 billion for five investment companies, including one closed-end investment company, and more than 50 institutional accounts. FPA is an indirect wholly owned subsidiary of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.

         FPA's principal executive officers are shown below. The address of each, as it relates to his duties at FPA, is 11400 West Olympic Boulevard, Los Angeles, CA 90064.


George H. Michaelis           Chairman, Chief Executive Officer
                              and Chief Investment Officer

Christopher Linden            President

William M. Sams               Executive Vice President

Julio J. dePuzo, Jr.          Executive Vice President,
                              Chief Financial Officer,
                              Treasurer and Chief
                              Administrative Officer

Trustees' Considerations

The Board of Trustees of the Trust believe that the terms of the New Advisory Agreement are fair to, and in the best interest of, the Fund and its shareholders. The Board of Trustees, including all of the non-interested Trustees, recommend approval by the shareholders of the New Agreement between FPA and the Fund. In making this recommendation, the Trustees carefully evaluated the experience of FPA in providing investment advisory services to investment companies, the quality of services FPA is expected to provide to the Fund, and have given careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the desire of FPA to retain the services of Mr. Romick and provide continuity of managment for the Fund; (2) the performance of the Fund since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Fund by FPA; (4) that the compensation payable to FPA by the Fund under the proposed New Advisory Agreement will be at the same rate as the compensation now payable by the Fund to the Adviser under the Existing Advisory Agreement; (5) that the terms of the Existing Advisory Agreement will be unchanged under the New Advisory Agreement except for different effective and termination dates; (6) the history, reputation, qualification and background of FPA, as well as the qualifications of their senior personnel and the firm's financial condition; (7) the Fund's investment performance record; (8) the benefits expected to be realized as a result of the Fund's association with FPA, including the resources of FPA that would be available to the Fund; and (9) other factors deemed relevant.

         The Adviser has advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of the New Agreement. Accordingly, the Board of Trustees believes that the Fund should receive investment advisory services under the New Advisory Agreement equal or superior to those it currently receives under the Existing Advisory Agreement, at the same fee levels.

Recommendation and Required Vote

         At the Meeting, Shareholders of the Fund will vote on the proposed New Advisory Agreement. The Board of Trustees of the Fund recommend that the shareholders approve the New Advisory Agreement. The affirmative vote of the holders of a majority of the outstanding shares of each of the Fund is required to approve the New Advisory Agreement. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares. Abstentions will count as votes present at the Meeting. Broker non-votes, however, will not count as votes present.



         THE BOARD OF TRUSTEES OF THE FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE NEW ADVISORY AGREEMENT WITH FPA.



Additional Information on the Fund and the Adviser

Mr. Steven J. Paggioli, President and Trustee of the Trust, Mr. Robert H. Wadsworth, Vice President of the Trust, and Mr. Eric Banhazl, Treasurer of the Trust are co-owners of Southampton Investment Management Company, is the administrator of the Fund. Under its administration agreement, the Fund pays ICAC a fee at the following annual rates based on the average net assets of the
Fund:
          average net assets          fee or fee rate

          Under $15 million            $30,000
          $15 to $50 million             0.20%
          $50 to $100 million            0.15%
          $100 milion to $150 million    0.15%
          Over $150 million              0.05%

No other officer or Trustee of the Trust has had any direct or indirect interest in any transaction with the Fund, FPA or the Adviser. In addition, no officer or Trustee has had such an interest in any proposed transaction with any of the above entities. No officer or Trustee of the Trust holds any position with the Adviser or has any direct or indirect interest in FPA or its affiliates.


                                                GENERAL INFORMATION

Other Matters to Come Before the Meeting

         The Fund's management knows of no matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

         The Meeting is a special meeting of shareholders. The Fund is not required to, nor does either intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Fund.

Reports to Shareholders


The Fund will furnish, without charge,a copy of the most recent Annual Report to Shareholders of the Fund, and the most recent Semi-Annual Report succeeding such annual report on request. Requests for such reports should be directed to the Fund at (800) 424-2295 or by calling (818) 852-1033 OR (212) 633-9700.



         IN ORDER THAT THE  PRESENCE  OF A QUORUM AT THE MEETING MAY BE ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                                     Robin Berger
                                                     Secretary


February 12, 1996

                                      PROXY
                                  CRESCENT FUND
                  A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS
                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 29, 1996

                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


                  The undersigned hereby appoints Steven Romick, Eric Banhazl and George Sapp, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Crescent Fund (the "Fund"), a separate series of Professionally Managed Portfolios (the "Trust"), to be held on February 29, 1996 at the offices of the Fund, 1999 Avenue of the Start, Suite 950, Los Angeles, CA 90067 10:00 a.m., or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on January 31, 1996. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

                  A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JANUARY 31, 1996. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.



                                                         A1-1

1.       Approval of the New Advisory Agreement between the First
         Pacific Advisors, Inc.and the Fund:

FOR [  ]                        AGAINST [  ]                       ABSTAIN [  ]



Dated:  ______________, 1996

                                             -----------------------------------
                                             Signature


                                             -----------------------------------
                                             Title (if applicable)


                                             -----------------------------------
                                             Signature (if held jointly)



                                             -----------------------------------
                                             Title (if applicable)


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                                         A1-2